UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor

Boston, MA 02199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 465-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

As previously disclosed, on April 28, 2022, GTY Technology Holdings Inc. (the “Company”) entered into an Agreement and Plan of Merger with GI Georgia Midco, Inc. (“Parent”) and GI Georgia Merger Sub Inc. (“Merger Sub”) providing for the merger of Merger Sub with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent. On June 1, 2022, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement for the solicitation of proxies in connection with the special meeting of shareholders of the Company to be held on June 30, 2022, for purposes of voting, among other things, on matters necessary to complete the merger (the “Proxy Statement”).

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, the Company has determined to voluntarily supplement the Proxy Statement with various disclosures. These disclosures are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without agreeing in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

SUPPLEMENT TO PROXY STATEMENT

1.	The section of the Proxy Statement entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

A.	The fourth sentence of the second paragraph on page 30 (such paragraph beginning with “On January 30, 2020, . . .”) is hereby amended and restated to read as follows:

Each non-disclosure agreement contained standstill obligations with a term of 12 months (most of which included a “don’t ask, don’t waive” standstill provision) that automatically terminate upon the signing of a definitive agreement with a third party for the sale of the Company.

B.	The following sentence is hereby inserted immediately preceding the last sentence of the carryover paragraph on page 41 (such paragraph beginning with “Also on April 20, 2022, . . .”) of the Proxy Statement:

As a result of the positive and negative trends noted above, the Company Projections reflected, among other things, lower headcount and revenue growth, lower operating expenses, and modestly higher unlevered free cash flow over the forecast period than did the Original Projections.

2.	The section of the Proxy Statement entitled “The Merger—Opinion of Credit Suisse Securities (USA) LLC—Selected Companies Analyses” is hereby supplemented as follows:

A.	The fourth paragraph on page 49 (such paragraph beginning with “The selected companies were . . .”) is hereby deleted.

B.	The word “above” in the first sentence of the fifth paragraph on page 49 (such paragraph beginning with “For each of the selected companies listed above, . . .”) is hereby replaced with the word “below.”

C.	The following sentence and table are hereby inserted immediately preceding the first paragraph on page 50 (such paragraph beginning with “Taking into account . . .”):

The selected companies and the applicable multiples were:

	Enterprise Value / 2022E Revenue	Enterprise Value / 2023E Revenue
SS&C Technologies Holdings, Inc.	4.6x	4.4x
Tyler Technologies, Inc.	9.1x	8.3x
Guidewire Software, Inc.	8.4x	7.5x
PowerSchool Holdings, Inc.	7.5x	6.8x
Everbridge, Inc.	5.2x	4.4x
Evolv Technologies Holdings, Inc.	3.6x	1.7x
Fathom Holdings Inc.	0.2x	0.2x

3.	The section of the Proxy Statement entitled “The Merger—Opinion of Credit Suisse Securities (USA) LLC—Selected Transactions Analysis” is hereby supplemented as follows:

A.	The third paragraph and the table that follows on page 50 (such paragraph beginning with “The selected transactions were . . .”) are hereby deleted.

B.	The word “above” in the first sentence of the first paragraph on page 51 (such paragraph beginning with “For each of the selected transactions listed above, . . .”) is hereby replaced with the word “below.”

C.	The following sentence and table are hereby inserted immediately preceding the second paragraph on page 51 (such paragraph beginning with “Taking into account . . .”):

The selected transactions and the applicable multiples were:

Announced	Acquiror	Target	Enterprise Value / LTM Revenue
02 /2022	Veritas Capital	Houghton Mifflin Harcourt Co.	2.5x
02 /2022	HelpSystems	Tripwire	3.3x
12 /2021	SS&C Technologies Holdings, Inc.	Blue Prism Group Plc	6.8x
11 /2021	Clearlake Capital Group, L.P.	Quest Software	4.9x
08 /2021	mdf commerce inc.	Periscope Holdings, Inc.	7.2x
06 /2021	Science Applications International Corp.	Halfaker and Associates, LLC	2.5x
05 /2021	Absolute Software Corp.	NetMotion Software, Inc.	5.7x
02 /2021	Tyler Technologies, Inc.	NIC, Inc.	4.5x
02 /2021	Veritas Capital and Evergreen Coast Capital Corp.	Cubic Corp.	2.1x
10 /2020	Francisco Partners	Forcepoint	2.1x
03 /2020	Veritas Capital	DXC – U.S. State and Local Health and Human Services business	3.5x
02 /2020	Science Applications International Corp.	Unisys Federal	1.7x
12 /2019	Thoma Bravo	Instructure	7.4x
11 /2019	Workday, Inc.	Scout RFP	14.4x
10 /2019	Thoma Bravo	Sophos	5.4x
09 /2019	Vista Equity Partners	Acquia	5.0x
08 /2019	Perspecta Inc.	Knight Point Systems, LLC	1.7x
04 /2019	Coupa Software	Exari	7.3x
09 /2018	Science Applications International Corp.	Engility Holdings, Inc.	1.3x
03 /2018	Inovalon	ABILITY Network	8.6x
02 /2018	R1 RCM Inc.	Intermedix Corp.	2.4x
01 /2018	On Assignment, Inc.	ECS Federal, LLC	1.3x

4.	The section of the Proxy Statement entitled “The Merger—Opinion of Credit Suisse Securities (USA) LLC—Discounted Cash Flow Analysis” is hereby supplemented as follows:

A.	The second sentence of the third paragraph on page 51 (such paragraph beginning with “Credit Suisse performed . . .”) is hereby amended and restated to read as follows:

Credit Suisse applied, based on its judgment and experience, a range of terminal value multiples of 3.0x to 4.0x to the Company’s estimated revenue for year ended December 31, 2026 based on the Company Projections and discount rates ranging from 11.0% to 13.0%, derived from an estimated weighted average cost of capital calculation, to the projected unlevered free cash flows and calculated terminal values.

5.	The section of the Proxy Statement entitled “The Merger—Opinion of Credit Suisse Securities (USA) LLC—Certain Additional Information” is hereby supplemented by amending and restating the second bullet on page 51 (such bullet beginning with “price targets . . .”) of the Proxy Statement as follows:

•	price targets of three publicly available Wall Street research analysts for the Company common stock, which indicated a low to high target stock price range for the Company common stock of $8.00 to $10.00 per share (with a mean and median stock price target of $9.00).

6.	The section of the Proxy Statement entitled “The Merger—Certain Prospective Financial Information” is hereby supplemented as follows:

A.	The heading “Certain Prospective Financial Information” on page 52 of the Proxy Statement and the cross-references to such heading in the Table Contents and elsewhere in the Proxy Statement are hereby replaced with “Certain Prospective and Other Unaudited Financial Information.”

B.	The first sentence of the second paragraph on page 52 of the Proxy Statement is hereby amended and restated to read as follows (it being understood that the only changes to such sentence are the inclusion of the two parentheticals noted below):

The Company Projections assumed that annual revenue growth rates would accelerate from 27% average annual revenue growth between 2019 and 2021 to 39% in 2023 (as compared to 51% in 2023 for the Original Projections) as a result of investment in additional sales and marketing resources combined with improving market conditions and that annual revenue growth rates between 2024 and 2026 would moderate to an average of approximately 26% (as compared to 37% for the Original Projections).

C.	The following paragraph is hereby inserted immediately following the carryover paragraph on page 53 (such paragraph beginning with “The table below presents . . .”):

The Company also provided to the Board for its evaluation of the merger and to Credit Suisse for purposes of performing analyses underlying its opinion estimates of (a) its net indebtedness, including finance lease liabilities, as of March 31, 2022, adjusted to reflect debt funding drawn on April 1, 2022 and to give effect to values attributable to the contingent consideration payable by the Company arising from prior transactions, of approximately $56 million and (b) its net operating loss balance, as of March 31, 2022 and after giving effect to a valuation allowance, of approximately $85 million. The non-GAAP financial measures used in the Company Projections were relied upon by Credit Suisse for purposes of its fairness opinion and by the Board in connection with its consideration of the proposed merger. Non-GAAP financial measures provided to a financial advisor for purposes of its fairness opinion or to bidders in connection with a possible merger are, based on Securities and Exchange Commission guidance, excluded from the definition of non-GAAP financial measure, and, therefore, are not subject to Securities and Exchange Commission rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of the non-GAAP financial measures were not relied upon by Credit Suisse for purposes of its fairness opinion or by the Board in connection with its consideration of the proposed merger. Accordingly, the Company has not provided a reconciliation of the non-GAAP financial measures included in the Company Projections.

7.	The section of the Proxy Statement entitled “The Merger—Certain Prospective Financial Information—Company Projections” is hereby supplemented as follows:

A.	The table on page 53 is hereby replaced with the following table (it being understood that the only changes to the previous table are the inclusion of the projected financial data for Adjusted gross profit and Capital expenditures):

	Fiscal Year Ending December 31,
In millions (1)	2022 (2)	2023	2024	2025	2026
Revenue	$71	$99	$127	$160	$200
Adjusted gross profit (3)	$46	$65	$86	$110	$139
Adjusted operating (loss) income (4)	$(13)	$(7)	$1	$12	$25
Capital expenditures	$0	$2	$1	$1	$2
Unlevered free cash flow (5)	$(12)	$(20)	$(13)	$(6)	—

B.	Footnote 2 on page 54 is hereby amended and restated to read as follows:

(2)	For the nine months ending December 31, 2022, the estimated Revenue, Adjusted gross profit, Adjusted operating (loss) income, Capital expenditures and Unlevered free cash flow in the Company Projections were approximately $55 million, $36 million, ($10 million), $0 million and ($7 million), respectively.

C.	The following Footnote 3 is hereby inserted immediately following Footnote 2 on page 54:

(3)	Adjusted gross profit, a non-GAAP measure, is defined as Revenue, less Cost of goods sold, adjusted to exclude the effect of stock-based compensation expense.

D.	Footnotes 3 and 4 on page 54 are hereby renumbered as Footnotes 4 and 5, respectively, and the clause “, a non-GAAP measure,” is hereby inserted immediately following (i) the words “Adjusted operating (loss) income” in the renumbered Footnote 4 and (ii) the words “Unlevered free cash flow” in the first sentence of the renumbered Footnote 5.

* * * * *

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed on June 1, 2022 the Proxy Statement with the SEC in connection with the solicitation of proxies to approve the merger. The Proxy Statement and proxy card have been mailed to each shareholder entitled to vote at the special meeting to consider the merger. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER. Shareholders may obtain, free of charge, the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the merger will also be available, free of charge, at the Company’s website (https://gtytechnology.com/about/investor-materials) or by writing to the Company, Attention: Investor Relations, 800 Boylston Street, 16th Floor, Boston, Massachusetts, 02199.

Participants in the Solicitation

The Company, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the merger. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement and will be included in other relevant documents to be filed with the SEC in connection with the merger. Information about the Company’s directors and executive officers and their ownership of the common stock of the Company is set forth in the definitive proxy statement for the Company’s 2022 annual meeting of shareholders filed with the SEC on April 28, 2022. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This filing contains forward-looking statements that involve risks and uncertainties, including statements regarding the merger, the special meeting of shareholders to consider the merger, the solicitation of proxies to approve the merger, and the closing of the merger. If any of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with the possibility that the conditions to the closing of the merger are not satisfied, including the risk that required approvals from the Company’s shareholders for the merger or required regulatory approvals to consummate the merger are not obtained; potential litigation relating to the merger; uncertainties as to the timing of the consummation of the merger; the ability of each party to consummate the merger; possible disruption related to the merger to the Company’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that the Company files with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on February 18, 2022, which may be obtained on the investor relations section of the Company’s website (https://gtytechnology.com/about/investor-materials). All forward-looking statements in this filing are based on information available to the Company as of the date of this filing, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
		Name:	Jon C. Bourne
		Title:	Executive Vice President, General Counsel and Secretary

Dated: June 21, 2022